UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 6, 2006
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16215 Alton Parkway, Irvine, California 92618

(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 450-8700
Not Applicable

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events
On April 6, 2006 Broadcom filed a supplement to its proxy statement dated March 27, 2006 (the “Supplement”) to provide additional information regarding Proposal Two to be considered at the 2006 Annual Meeting of Shareholders to beheld April 27, 2006, which seeks shareholder approval of Second Amended and Restated Articles of Incorporation of Broadcom to (i) increase the aggregate number of authorized shares of Class A common stock from 800,000,000 shares to 2,5000,000,000 shares, and (ii) eliminate all statements referring to the rights, preferences, privileges and restrictions of the Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock.
Vote Required to Approve Proposal Two
As the proxy statement provides, Proposal Two requires (i) the affirmative vote of a majority of the total combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, and (ii) the affirmative vote of a majority of the Class A common stock, voting separately as a single class. Although the company believes the voting requirement is already sufficiently clear from the proxy statement, to avoid any confusion regarding the required vote, the Supplement notes that in each instance the affirmative vote required is the affirmative vote of a majority of the voting power of the outstanding shares of common stock, voting together or separately by class as indicated above, not the affirmative vote of the voting power of shares that are present or represented by proxy and actually voted at the meeting.
Authorized Shares of Preferred Stock
The Supplement also provides additional information regarding the company’s authorized preferred stock. The company has not issued any preferred stock since 1997 and has no current plans to do so. No shares of preferred stock are currently outstanding.
Concurrently with Broadcom’s initial public offering in April 1998, all of the then outstanding shares of preferred stock (i.e., all of the shares of Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock, totaling 3,567,839 shares in the aggregate) were automatically converted into shares of the company’s Class B common stock pursuant to the terms of the Amended and Restated Articles of Incorporation then in effect. Following the conversion, those shares of preferred stock were cancelled and were not reissuable by Broadcom. As a result, although the stated number of authorized shares of preferred stock remained at 10,000,000 following the 1998 conversion, since that time the company has only been permitted to issue 6,432,161 shares of preferred stock.
The proposed Restated Articles provide for authorized preferred stock of 10,000,000 shares, a provision that has remained unchanged since 1998; however, as described above, since the company’s initial public offering only 6,432,161 of those shares have been and remain issuable. To avoid any confusion regarding whether the company is now seeking to increase the authorized number of shares of preferred stock, Broadcom plans to revise the proposed Restated Articles to clarify that of the 10,000,000 shares of authorized preferred stock, only 6,432,161 remain issuable by the company.
How to Change a Vote by Proxy
Any shareholder who wishes to change or revoke a previous vote by proxy may do so by following the instructions set forth in the Supplement or on page 3 of the proxy statement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
April 6, 2006	By:	/s/ William J. Ruehle
William J. Ruehle
Senior Vice President and Chief Financial Officer